UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21190

                         SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-4th Floor

                         New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-4th Floor

                         New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 485-3100

Date of fiscal year end:   March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

(b)

A copy of the notice that is the subject of disclosure required by this Item is attached herewith.

SkyBridge

Multi-Adviser Hedge Fund Portfolios LLC

Annual Report

March 31, 2021

Important Notice to Shareholders

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Company’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on www.skybridge.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by contacting the Company at 1-855-631-5474.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting the Company at 1-855-631-5474.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the Company), including the consolidated schedule of investments, as of March 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in shareholders’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its shareholders’ capital for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2021, by correspondence with custodians and underlying fund managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2002.

New York, New York

May 28, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statement of Assets and Liabilities

March 31, 2021

Assets
Investments in Investment Funds, at fair value (cost $2,151,100,408)	$2,762,846,835
Cash	487,128
Receivable for redemptions from Investment Funds	546,407,094
Investments in Investment Funds paid in advance	20,850,000
Other assets	138,267

Total assets	3,330,729,324

Liabilities
Redemptions payable	496,260,095
Note payable	19,000,000
Redemption from Investment Fund received in advance	12,439,267
Management fee payable	4,122,136
Shareholder servicing fee payable	687,023
Contributions received in advance	640,000
Professional fees payable	405,072
Directors’ fees payable	53,093
Interest payable	5,736
Accounts payable and other accrued expenses	477,136

Total liabilities	534,089,558

Commitments and contingencies (see Note 3)

Shareholders’ Capital (2,225,318.641 Shares Outstanding)	$2,796,639,766

Net asset value per share	$1,256.74

Composition of Shareholders’ Capital
Paid-in capital	$2,968,551,273
Distributable earnings (loss)	(171,911,507)

Shareholders’ Capital	$2,796,639,766

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments

March 31, 2021

	First Acquisition Date	Cost		Fair Value		% of Shareholders’ Capital
Investments in Investment Funds - ‡
Directional Equity
Armistice Capital Offshore Fund Ltd. - b	11/01/2020	$	10,000,000	$	13,487,556	0.48%
Coatue Offshore Fund Ltd - b,f	01/01/2021		12,000,000		11,978,017	0.43
Redmile Capital Offshore Fund, Ltd. - b,e	11/01/2020		83,000,000		78,696,777	2.81
Whale Rock Flagship Fund Ltd - b	11/01/2020		40,000,000		35,696,657	1.28

Total Directional Equity			145,000,000		139,859,007	5.00

Directional Macro
AHL (Cayman) SPC - Class A1 - a	05/01/2020		5,000,000		5,170,045	0.18
NYDIG Institutional Bitcoin Fund LP - a,g	12/11/2020		150,001,084		404,550,412	14.47

Total Directional Macro			155,001,084		409,720,457	14.65

Event Driven
AG Mortgage Value Partners, L.P. - b,e	10/01/2018		87,418,634		98,930,788	3.54
AG Mortgage Value Partners, Ltd. - b,e	02/01/2019		34,104,127		37,969,685	1.36
Axonic Credit Opportunities Fund L.P. - b	08/01/2011		59,427,128		79,797,068	2.85
Axonic Credit Opportunities Overseas Fund, Ltd. - b	08/01/2011		65,033,814		81,963,189	2.93
Bayview Liquid Credit Strategies Domestic, L.P. - b,e	11/01/2017		6,522,060		6,520,212	0.23
Bayview Liquid Credit Strategies Offshore, L.P. - b,e	09/01/2017		33,711,029		33,465,518	1.20
Canyon Balanced Fund L.P. - b,e	04/01/2020		124,031,250		163,301,876	5.84
CQS ABS Feeder Fund Ltd - b	04/01/2019		82,634,689		94,467,903	3.38
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	01/01/2013		374,299		1,373,745	0.05
Marathon European Credit Opportunity Fund II LP - c	02/01/2014		12,093,588		18,334,286	0.65
Medalist Partners Harvest Fund Ltd - d	07/01/2017		63,627,590		38,629,159	1.38
Medalist Partners Harvest Fund, LP - d	08/01/2016		45,020,803		30,164,927	1.08
Mudrick Distressed Opportunity Fund, L.P. - b,e	09/01/2019		50,000,000		60,110,480	2.15
Oaktree Value Opportunities (Cayman) Fund, Ltd. - b,f	05/07/2020		100,000,000		124,003,863	4.43
Seer Capital Partners Fund L.P. - d	01/01/2012		112,186,363		152,918,157	5.47
Seer Capital Partners Offshore Fund II Ltd. - d	01/01/2020		100,000,000		92,871,395	3.32
Seer Capital Partners Offshore Fund Ltd. - d	01/01/2016		8,134,859		10,517,428	0.38
Third Point Hellenic Recovery US Feeder Fund, L.P. - c	05/01/2013		13,088,810		21,220,434	0.76
Third Point Offshore Fund, Ltd. - b	09/01/2020		208,150,659		250,527,858	8.96

Total Event Driven			1,205,559,702		1,397,087,971	49.96

Relative Value
Context Partners Fund, L.P. - b	02/01/2019		58,750,000		71,419,558	2.55
Hildene Opportunities Fund II, L.P. - b,f	04/01/2017		54,375,000		74,010,734	2.65
Hildene Opportunities Offshore Fund II, Ltd. - b,f	04/01/2017		67,725,000		94,817,475	3.39
Linden Investors LP - b,e	01/01/2015		146,858,460		218,980,495	7.83
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,e	11/01/2011		2,972,752		3,250,675	0.12
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	12/01/2011		8,953,061		10,585,580	0.38
Millennium International, Ltd. - b,e	08/01/2015		17,405,349		28,673,383	1.02

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments (continued)

March 31, 2021

	First Acquisition Date	Cost		Fair Value		% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)
Relative Value (continued)
Point72 Capital International, Ltd. - b,e	06/01/2020	$	250,000,000	$	277,087,233	9.91%
Shaolin Capital Partners International Fund, Ltd. - b	02/01/2021		23,500,000		22,797,935	0.81
Shaolin Capital Partners Onshore Fund, L.P. - b	02/01/2021		15,000,000		14,556,332	0.52

Total Relative Value			645,539,622		816,179,400	29.18

Total Investments in Investment Funds - *		$	2,151,100,408	$	2,762,846,835	98.79

Other Assets, less Liabilities					33,792,931	1.21

Shareholders’ Capital				$	2,796,639,766	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $39,554,720 (1.43% of total Investments in Investment Funds) of term vehicles at March 31, 2021.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $326,474,811 (11.82% of total Investments in Investment Funds) of illiquid investments at March 31, 2021.

e	As of March 31, 2021, subject to gated redemptions (these are investor-level percentage limitations on redemption).
f	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
g

The Investment Fund is held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), a wholly-owned subsidiary of the Company. Investment Fund held by the Sub-Fund represents 14.64% of the total Investments in Investment Funds.

‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statement of Operations

Year Ended March 31, 2021

Investment income
Interest income	$52,698

Total investment income	52,698

Expenses
Management fee	49,809,974
Shareholder servicing fee	8,301,662
Administration fees	6,240,966
Professional fees	2,605,760
Risk monitoring fees	2,229,077
Interest expense	1,281,311
Custodian fees	494,261
Directors’ fees and expenses	248,000
Filing fees	181,429
Miscellaneous expenses	2,727,108

Total expenses	74,119,548

Net investment loss	(74,066,850)

Net realized gain and net change in unrealized appreciation on investments in Investment Funds and securities

Net realized gain on sales of investments in Investment Funds	273,287,118
Net realized loss from securities	(8,630,679)
Net change in unrealized appreciation on investments in Investment Funds	831,261,342
Net change in unrealized appreciation on investments in securities	9,302,767

Net realized gain and net change in unrealized appreciation on investments in Investment Funds and securities	1,105,220,548

Net increase in Shareholders’ capital from operations	$1,031,153,698

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statements of Changes in Shareholders’ Capital

	Year Ended March 31, 2021	Year Ended March 31, 2020

Operations

Net investment loss	$(74,066,850)	$(94,345,447)
Net realized gain on sales of investments in Investment Funds	273,287,118	194,266,753
Net realized gain/(loss) from securities and derivative contracts	(8,630,679)	21,714,162
Net change in unrealized appreciation/(depreciation) on investments in Investment Funds	831,261,342	(1,157,762,863)
Net change in unrealized appreciation on investments in securities	9,302,767	–

Net increase/(decrease) in Shareholders’ Capital from operations	1,031,153,698	(1,036,127,395)

Distributions

Distributions from distributable loss	–	(91,751,437)
Tax return of capital	–	(17,462,560)

Decrease in Shareholders’ Capital from Distributions to Shareholders	–	(109,213,997)

Shareholders’ Capital Transactions

Capital contributions	30,395,200	270,547,448
Reinvestment of distributions	–	97,707,243
Capital redemptions	(1,833,090,533)	(498,166,865)

Decrease in Shareholders’ Capital from Capital Transactions	(1,802,695,333)	(129,912,174)

Shareholders’ Capital at beginning of year	3,568,181,401	4,843,434,967

Shareholders’ Capital at end of year (2,225,318.641 and 3,920,605.623 shares outstanding at March 31, 2021 and March 31, 2020, respectively)	$2,796,639,766	$3,568,181,401

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Statement of Cash Flows

Year Ended March 31, 2021

Cash flows from operating activities

Net increase in Shareholders’ capital from operations	$1,031,153,698
Adjustments to reconcile net increase in shareholders’ capital from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(1,567,667,823)
Proceeds from disposition of investments in Investment Funds	2,809,516,070
Proceeds from disposition of investments in securities	1,995,288
Net realized gain on sales of investments in Investment Funds	(273,287,118)
Net realized loss from securities	8,630,679
Net change in unrealized appreciation on investments in Investment Funds	(831,261,342)
Net change in unrealized appreciation from investment in securities	(9,302,767)
Changes in operating assets and liabilities:
Decrease in interest receivable	139,646
Increase in other assets	(12,312)
Increase in redemption from Investment Fund received in advance	12,439,267
Decrease in management fee payable	(463,898)
Decrease in professional fees payable	(308,355)
Decrease in directors’ fee payable	(67,671)
Increase in interest payable	5,736
Increase in shareholder servicing fee payable	228,420
Decrease in accounts payable and other accrued expenses	(205,999)

Net cash provided by operating activities	1,181,531,519

Cash flows from financing activities

Capital contributions, net of change in contributions received in advance	30,013,098
Capital redemptions, net of change in redemptions payable	(1,431,409,643)
Proceeds from loan payable	15,300,000
Payments for loan payable	(15,300,000)
Proceeds from secured note payable	791,000,000
Payments for secured note payable	(772,000,000)
Proceeds from credit agreement payable	80,000,000
Payments for credit agreement payable	(80,000,000)

Net cash used in financing activities	(1,382,396,545)

Net decrease in cash	(200,865,026)

Cash at beginning of year	201,352,154

Cash at end of year	$487,128

Supplemental disclosure of financing activities:

Increase in contributions received in advance	$640,000

Increase in redemptions payable	$400,658,785

Supplemental disclosure of cash flow information:

Interest paid during the year	$1,275,575

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Financial Highlights

	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017

Net Asset Value per Share, beginning of year:	$910.11	$1,194.78	$1,199.12	$1,151.83	$1,083.68

Income/(loss) from investment operations:
Net investment (loss)*	(23.55)	(23.28)	(22.25)	(21.69)	(20.55)
Net realized and unrealized gain/(loss) from investments	370.18	(234.37)	60.17	113.18	105.40

Total income/(loss) from investment operations	346.63	(257.65)	37.92	91.49	84.85

Distributions from net investment income	–	(27.02)	(42.26)	(44.20)	(16.70)

Total distributions	–	(27.02)	(42.26)	(44.20)	(16.70)

Net Asset Value per Share, end of year:	$1,256.74	$910.11	$1,194.78	$1,199.12	$1,151.83

Total return	38.09%	(22.11%)	3.25%	8.04%	7.87%

Ratios/Supplemental Data:

Shareholders’ capital, end of year	$2,796,639,766	$3,568,181,401	$4,843,434,967	$4,835,226,075	$5,436,637,033

Portfolio turnover	48.41%	15.78%(a)	20.63%	22.56%	29.75%

Ratio of expenses to average Shareholders’ capital**	2.32%	1.97%	1.84%	1.85%	1.87%

Ratio of net investment loss to average Shareholders’ capital**	(2.32%)	(1.96%)	(1.83%)	(1.85%)	(1.87%)

The above ratios and total returns may vary for individual investors based on the timing of capital transactions during the year.

(a)	The portfolio turnover excludes ETF transactions, had ETF transactions been included, the portfolio turnover would be 22.52%.

*	Per share data of net investment loss is computed using the total of monthly income and expense divided by beginning of month shares.

**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

See accompanying notes to consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements

March 31, 2021

1.	Organization

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly known as Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware limited liability company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

The Company has a Sub-Fund, SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted Cayman Islands limited liability company on December 9, 2020 and is a wholly owned subsidiary of the Company. The Sub-Fund pursues its investment objectives by investing in certain Investment Funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser” or “SkyBridge”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors (each member a “Director” and collectively, the “Board of Directors”).

2.	Significant Accounting Policies

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The Company and its subsidiary are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

a.	Portfolio Valuation

The Company accounts for its investments in accordance with GAAP, and fair values its investments in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

The Company has formal valuation procedures approved by the Board of Directors. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Valuation Committee, which is under the purview of the Board of Directors, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected and the outcomes are reliable.

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund using net asset value, or its equivalent, (“NAV”) as a practical expedient or as otherwise determined in accordance with the Company’s valuation procedures.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. The NAV supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Consolidated Statement of Operations nor in expenses and net investment loss ratios reflected in the Consolidated Financial Highlights.

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from monthly to semi-annual, subject to various lock-up on liquidity provisions and redemption gates. Investment Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of March 31, 2021. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

b.	Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established to hold and manage certain Investment Funds. As of March 31, 2021, the Company owns 100% of the Sub-Fund. The Company’s investments held in the Sub-Fund, including the results of its operations, has been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

c.	Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after a previous valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value and Shareholder accounts, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be immaterial. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, are evaluated qualitatively and quantitatively by management of the

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

Company in determining if adjustment is to be made. All retroactive adjustments are reported to the Company’s Valuation Committee and reported to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

d.	Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/(depreciation) on investments in Investment Funds on the Consolidated Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

e.	Income Taxes

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RICs”) and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

foregoing distribution requirements. During the year ended March 31, 2021, the Company did not incur any excise tax.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2021, no provision for income tax is required in the Company’s consolidated financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes tax related interest and penalties, if any, as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2021, the Company did not incur any interest or penalties.

The Sub-Fund is a Cayman Islands exempted company and not subject to U.S federal, state and local income tax.

f.	Cash

Cash represents cash in an opened sweep account. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

g.	Use of Estimates and Reclassifications

The preparation of consolidated financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Fair Value Disclosures

The Company uses the NAV, as a practical expedient, provided by Investment Funds as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of March 31, 2021, by ASC 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at March 31, 2021

Investments in Investment Funds	$ —	$—	$—	$2,762,846,835	$2,762,846,835

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $2,762,846,835 have not been categorized in the fair value hierarchy. This amount includes $404,550,412 held by the Sub-Fund.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2021 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 60 day notice period. Approximately 56 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 9 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. The remaining approximately 35 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. Also included in the Directional Macro strategy is the Company’s exposure to digital assets, including its passively-managed exposure in bitcoin. Digital assets (also known as “virtual currencies,” “cryptocurrencies,” “coins” or “tokens” or similar terms) are assets that are issued and/or transferred using technological innovations such as distributed ledger or blockchain technology and include, but are not limited to, bitcoin. 100 percent of the Investment Funds in this strategy have monthly liquidity, subject to a 5 to 30 day notice period.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 60 to 90 day notice period. Investment Funds in this strategy, representing approximately 23 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 9 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. Approximately 3 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 29 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

approximately 36 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. Approximately 66 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 21 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. The remaining approximately 13 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company has unfunded capital commitments in the amount of $34,267,992 as of March 31, 2021.

4.	Management Fee, Administrative Fee, Shareholder Servicing Fee, Related Party Transactions and Other

The Adviser provides investment management services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In consideration for such services, the Company pays the Adviser a monthly management fee of 0.125% (1.50% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

and to appoint placement agents to assist the Principal Underwriter in selling Shares. Underwriting fees in the amount of $8,000 are accrued on a monthly basis. Total amounts expensed related to underwriting fees by the Company for the year ended March 31, 2021 were $96,000 and are included in miscellaneous expenses on the Consolidated Statement of Operations of which $8,000 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares.

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees ranging from 0% to 3% of a Shareholder’s subscription amount may be paid to the placement agents by the Shareholder. Placement fees do not constitute a capital contribution by the Shareholder to the Company and will not be part of the assets of the Company. In addition to the placement fee paid by Shareholders, the Adviser or its affiliates, including the Principal Underwriter, may pay from their own resources additional compensation to the Placement Agents in connection with placement of Shares or servicing of investors. As to each investor referred by a Placement Agent to date, such additional compensation approximates 0.75% to 0.85% of the value of the Shares held by the investor per annum.

Effective April 1, 2020, the Company is responsible for a per annum expense of 0.25% of net assets that will be paid to placement agents to cover a portion of the costs of the services that the placement agents provide to their customers that are shareholders of the Company. These costs were previously borne exclusively by SkyBridge and its affiliates. See the “Summary of Fees and Expenses” in the Company’s current prospectus dated July 31, 2020 (filed pursuant to Rule 497 under the Securities Act of 1933 on July 31, 2020). Total amount expensed relating to shareholder servicing fee provided by the Company for the year ended March 31, 2021 was $8,301,662 of which $687,023 remains payable.

The Adviser and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) have separate agreements with the Company and act as co-administrators to the Company. BNYM provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company. Total amount expensed relating to administration services provided by BNYM for the year ended March 31, 2021 was $3,011,073 and are included in administration fees on the Consolidated Statement of Operations of which $174,769 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Adviser provides a variety of administrative and shareholder services under an administrative services agreement with the Company. The Adviser is paid an annual fee, payable monthly and, as of April 1, 2020, calculated at 0.10% of the Company’s monthly net assets. Total amount expensed relating to administrative services provided by the Adviser for the year ended March 31, 2021 was $3,229,893 and are included in administration fees on the Consolidated Statement of Operations of which none remains payable.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge G II Fund, LLC, an annual retainer effective July 1, 2018, of $90,000, a fee per telephonic meeting of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $5,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

Total amounts expensed related to Directors by the Company for the year ended March 31, 2021 were $248,000, of which $53,093 remains payable.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2021 were $494,261, of which $40,001 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Company has elected to, and intends to meet the requirements necessary to, qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Company must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. To facilitate compliance with certain asset diversification requirements, the Company retains an independent third-party service provider. The primary roles of the third-party service provider are to collect and aggregate information with respect to the Investment Funds’ holdings and to test the Company’s compliance with certain asset diversification requirements each quarter. Total amount expensed relating to these services for the year ended March 31, 2021 was $1,706,726 and is included in risk monitoring fees on the Consolidated Statement of Operations, of which $141,484 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds and Securities for the year ended March 31, 2021, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of March 31, 2021.

Cost of purchases*	$1,983,780,973

Proceeds from sales*	$3,241,853,553

Gross unrealized appreciation	$668,750,980
Gross unrealized depreciation	(57,004,553)

Net unrealized appreciation	$611,746,427

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

*

Cost of purchases and proceeds from sales include non-cash transfers of $436,963,150 for the year ended March 31, 2021, representing transfers between share classes within the same Investment Fund, onshore and offshore Investment Funds under the same manager, and Investment Funds under the same manager.

$85,772,186 of the non-cash transfers was recorded as a redemption receivable at March 31, 2020.

6.	Loan Payable

a.	Line of Credit

On June 26, 2020, the Company renewed an uncommitted line of credit (the “Line of Credit”) with an unaffiliated bank expiring on June 25, 2021. Subject to the terms of the Line of Credit Agreement, the Company may borrow up to $25,000,000 (the “Maximum Amount”). The Company pays interest on the unpaid principal balance at a rate per annum for each day equal to the sum of (a) two percent (2%) per annum, plus (b) the higher of (i) the Federal Funds Effective Rate in respect of such day, and (ii) Overnight LIBOR rate in respect of such day, but in any case not in excess of the maximum rate permitted by law. In addition, the Company will pay to the lender an administration fee in an amount calculated at the rate of 0.125% per annum of the Maximum Amount. The administration fee for the year ended March 31, 2021 was $85,938 and is included in miscellaneous expenses on the Consolidated Statement of Operations of which $7,813 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

For the year ended March 31, 2021, the Company’s average interest rate paid on the Line of Credit was 2.12% per annum and the average loan outstanding was $7,911,111 during the periods whereby the Company had a loan outstanding. The Company had no loan payable outstanding under the Line of Credit at March 31, 2021. Interest expense for the year ended March 31, 2021 was $4,129 of which none remains payable.

b.	Variable Funding Note

The Company issued a Secured Variable Funding Note (the “Note”) in December 2013. Under an amended and restated Note Purchase Agreement dated December 19, 2016, as amended March 31, 2017, December 22, 2017, December 21, 2018, December 20, 2019, June 26, 2020 and December 18, 2020, an unaffiliated bank agreed to purchase the Note with a scheduled maturity date of December 17, 2021. The Note has a maximum notional amount of $200,000,000 and pays interest of USD 1 month LIBOR plus 1.50% per annum. A fee of 0.50% per annum accrues daily on the whole notional amount of the Note. The maximum notional amount under the Note was increased on a temporary basis to $400,000,000 from July 1, 2020 to August 17, 2020. The fee for the year ended March 31, 2021 was $942,222 and is included in miscellaneous expenses on the Consolidated Statement of Operations of which $47,222 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

For the year ended March 31, 2021, the Company’s average interest rate paid on the Note was 1.83% per annum and the average amount outstanding was $141,652,597 during the periods whereby the

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

Company had an amount outstanding. The Company had an outstanding amount of $19,000,000 under the Variable Funding Note at March 31, 2021. Interest expense for the year ended March 31, 2021 was $1,094,380 of which $5,736 was payable at March 31, 2021.

c.	Credit Agreement

On July 17, 2020, the Company entered into a committed credit agreement (“Credit Agreement”) with an unaffiliated bank expiring on July 15, 2022. Subject to the terms of the Credit Agreement, the Company may borrow up to $100,000,000.

The Company pays interest on the outstanding principal amount at a rate per annum equal to the applicable 1 month LIBOR rate for the applicable interest period plus the spread, which is 1.5% per annum. In addition, the Company will pay the commitment fee rate at 0.65% per annum. The fee for the year ended March 31, 2021 was $380,972 and is included in miscellaneous expenses on the Consolidated Statement of Operations of which $55,972 remains payable and included in as accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

For the year ended March 31, 2021, the Company’s average interest rate paid on the Credit Agreement was 1.67% per annum and the average amount outstanding was $66,666,667 during the periods whereby the Company had an amount outstanding. The Company had no loan outstanding under the Credit Agreement at March 31, 2021. Interest expense for the year ended March 31, 2021 was $182,802 of which none remains payable.

7.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Consolidated Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase 5% to 25% of total outstanding Shares from Shareholders semi-annually, on each March 31 and September 30 (or, if any such date is not a business day, on the immediately preceding business day).

Transactions in Shares were as follows for the years ended March 31, 2021 and March 31, 2020:

	March 31, 2021	March 31, 2020
Shares outstanding, beginning of year	3,920,605.623	4,053,817.691
Shares purchased	31,349.066	223,714.539
Shares issued for reinvestment of distributions	–	81,365.408
Shares redeemed	(1,726,636.048)	(438,292.015)

Shares outstanding, end of year	2,225,318.641	3,920,605.623

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

8.	Risk Factors

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

The Company is subject to various risks including market risk, liquidity risk, and other risks related to its investment in Investment Funds holding digital assets. Investing in digital assets is currently unregulated, highly speculative, and volatile. Digital asset prices may be volatile and are subject to influence by many factors including the levels of liquidity. Extreme volatility, including significant declines in the trading prices of bitcoin, could have a material adverse effect on the value of the Company. In addition, the regulatory landscape for digital assets is undefined and rapidly developing. Regulation of digital assets can vary significantly among non-U.S. or U.S. federal, state and local jurisdictions and is subject to significant uncertainty. Federal, state or foreign governments may restrict the use and exchange of digital assets at any time, and changes in the market or regulatory landscape could limit the ability of Investment Funds to pursue investment strategies in digital assets, or cause digital assets to lose significant, or all, of their value. Further, Investment Funds with exposure to digital assets or technologies may operate in highly regulated industries, resulting in higher regulatory scrutiny and risk of regulatory action.

Since the start of January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the outbreak and spread of coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in a continued adverse impact on economic and market conditions and triggered a period of global economic slowdown. The extent to which COVID-19 impacts the Company’s results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions taken to contain it or treat its impact. The financial impact, if any, on the Company and its investments is uncertain at this time.

9.	Income Taxes

Net investment loss and net realized gain (loss) differ for consolidated financial statements and tax purposes. The primary reason for differences between the earnings reported, the federal tax cost of investments and the related amounts reported on the Company’s Consolidated Statement of Assets and Liabilities as of March 31, 2021, relates to differences arising from the application of federal tax rules pertaining to the treatment of the Company’s investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

These book-tax differences are the result of the Company using differing methods of measuring realized gain and loss for book and tax purposes as described previously in these notes. Partnerships provide a Schedule K-1 which report tax information as to their income, expenses, gains and losses. Such reported items are recorded as taxable income or loss by the Company and increase or decrease its tax basis in the partnership. Certain PFICs for which the Company has elected to be treated as

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

Qualified Electing Funds provide information as to the amounts of taxable income and gain to be recorded by the Company. For other PFICs, the Company has made a mark-to-market election which converts any unrealized gain to ordinary taxable income. In both these cases, the Company’s tax basis in the PFICs is increased.

These book-tax differences give rise to both temporary and permanent differences. Temporary book-tax differences result when the Company holds an investment in an Investment Fund. These temporary book-tax differences generally become permanent book-tax differences upon disposal of the investment in the Investment Fund.

Permanent book-to-tax differences result in the reclassification of amounts between “Distributable earnings” and “Paid-in capital” reported on the Company’s Consolidated Statement of Assets and Liabilities as of March 31, 2021. As indicated above, such permanent differences are primarily the result of the tax differences for federal tax purposes of investments in partnerships and PFICs. The Company’s total Shareholders’ capital was unaffected by these reclassifications, which had the following impact as of March 31, 2021:

Distributable earnings	Paid-in capital
$8,749,587	$(8,749,587)

The tax basis of distributable earnings as of March 31, 2021 shown in the table below represent future distribution requirements the Company must satisfy under the federal tax rules, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on investments for federal income tax purposes.

Undistributed ordinary income	Undistributed net capital gains/(capital loss carryforward)	Qualified late year loss deferrals	Accumulated net unrealized appreciation on investments	Distributable earnings (loss)
$36,751,604	$(646,449,729)	$ -	$437,786,618	$(171,911,507)

At March 31, 2021, the Company had a capital loss carryforward of $(646,449,729) which can be used to offset future realized capital gains. In addition, for the year ended March 31, 2021, the Company will elect to defer qualified late year ordinary losses of $(0). Under the federal tax rules, certain ordinary losses occurring after December 31 and capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following year (April 1, 2021).

As of March 31, 2021, the composition of the unrealized appreciation and depreciation on investments for federal income tax purposes are:

Gross unrealized appreciation	$ 605,369,420
Gross unrealized depreciation	(167,582,802)

Net unrealized appreciation	$ 437,786,618

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2021

The difference in the federal tax cost arises from the following:

Federal tax cost of investments	$ 2,325,060,217
Investments in partnerships	(131,365,102)
Investments in PFICs	(42,594,707)
Investments in debt	-

Financial statement cost of investments	$ 2,151,100,408

The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company. The tax character of distributions paid by the Company for the year ended March 31, 2021 and 2020 were as follows:

	March 31, 2021	March 31, 2020
Ordinary income	$-	$91,751,437
Return of capital	-	17,462,560

Total distributions	$-	$109,213,997

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the consolidated financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements.

11.	Delinquent Section 16(a) Reports

On December 29, 2020, one late Form 4 was filed for Anthony Scaramucci, principal of the Company’s Investment Adviser, with respect to his purchase of shares of the Company on December 1, 2020.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FEDERAL TAX INFORMATION

(Information Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended March 31, 2021: 1) 0% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code, and 2) 0% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In February 2022, shareholders will receive federal income tax information on all distributions declared in the calendar year 2021, including any distributions paid to their accounts between April 1, 2021 and January 31, 2022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. Two of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the current Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 4th Floor, New York, New York 10022.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

R. Stephen Hale (born 1951)	Director	December 2018 to present	Retired since 2017; prior thereto, Senior Hedge Fund Relationship Manager in Europe for BNP Paribas.	Two	SkyBridge G II Fund, LLC

Molly A. Hall (born 1975)	Director	October 2019 to present	Founder of Miramar Alternatives, LLC since 2016; prior thereto, Executive Vice President and Alternatives Strategist at PIMCO.	Two	SkyBridge G II Fund, LLC

Steven Krull (born 1957)	Director	November 2002 to present	Professor Emeritus of Finance at Hofstra University; Business Consultant; Consultant at McGraw Hill Financial.	Two	SkyBridge G II Fund, LLC

*

Each Director serves until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by the Company’s limited liability company agreement or statute. A Director shall retire from the Board at the meeting next succeeding his or her 75th birthday.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

INTERESTED DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Raymond Nolte (born 1961)	President and Director (Chair)	September 2005 to present	Chief Investment Officer, SkyBridge (2010-present); CEO, Citigroup Alternative Investments Fund of Hedge Funds Group (2005-2010); President, Director and Portfolio Manager of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC since 2005.	Two	SkyBridge G II Fund, LLC

Brett S. Messing (born 1964)	Director	October 2019 to present	President (since 2018), Partner and Chief Operating Officer (since 2019) at SkyBridge; Senior Advisor at Export — Import Bank of the United States (2017)	Two	SkyBridge G II Fund, LLC

*

Each Director serves until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by the Company’s limited liability company agreement or statute. A Director shall retire from the Board at the meeting next succeeding his or her 75th birthday.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Director	September 2005 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Vice President, SkyBridge GII Fund, LLC (July 2011-present); Partner, SkyBridge Capital (January 2015-present)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Brahm Pillai (born 1979)	Secretary	June 2009 to present	Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Secretary, SkyBridge GII Fund, LLC (July 2011-present); Director, SkyBridge Capital (January 2015-present)

*	Each officer holds office until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal by the Board.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period July 1, 2019 through June 30, 2020 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM NPORT-EX”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Company’s Form NPORT-EX is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

An important report for SkyBridge Multi-Adviser Hedge Fund Portfolios LLC shareholders is now available online and in print.

Dear Investor,

Thank you for investing with SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”). This notification is to inform you that the Fund’s Annual Report is now available online.

Annual Reports contain important information about the Fund, including performance results, portfolio holdings, and financial statements. You are encouraged to access and review these reports at this web address:

http://skybridge.com/public/seriesg

If you prefer to receive a printed Annual Report at no charge, on an ongoing or one-time basis, please call (855) 631-5474 or email skybridgeis@bnymellon.com. Please note that you will not receive paper copies of the Annual Reports unless you request them.

Sign-up for eDelivery!

For a more convenient and secure way of receiving future investor communications, you may also sign up for eDelivery by calling (855) 631-5474 (option 1) or by visiting our website www.skybridge.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Molly Hall is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $287,625 for 2020 and $330,000 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,000 for 2020 and $17,600 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,100 for 2020 and $45,900 for 2021.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2020 and $0 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE

MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC.

Proxy Voting Procedures

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Fund”), and investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting.    The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review.    The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX.  Commencing in 2012, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

Disclosure of Proxy Procedures.  Commencing in 2011, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE:  Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record.  Commencing in 2011, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE:  Required with the next such document filed with the SEC on or after [August 31, 2020].

Adopted:  July 6, 2011

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Provide the disclosure as required by SEC Release 33-8458 regarding the Portfolio Manager(s) of the registrant.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Raymond Nolte and Troy Gayeski are currently the portfolio managers of the registrant’s portfolio and as such have primary responsibilities for the day-to-day management of the Company. In that capacity they receive significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s and Mr. Gayeski’s professional background is described in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present	CIO, SkyBridge Capital II, LLC (July 2010 to present)
Troy Gayeski (born 1974)	Portfolio Manager	March 2013 to present	Partner, SkyBridge Capital II, LLC (Jan. 2013-present)

*	Each officer holds office until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal by the Board.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2021

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte/ Troy Gayeski	Registered Investment Companies:	2	$2,870,039,780	0	$0
Raymond Nolte/ Troy Gayeski	Other Pooled Investment Vehicles:	10	$632,282,508	3	$ $501,207,501
Raymond Nolte/ Troy Gayeski	Other Accounts:	6	$206,668,639	0	$0

Potential Conflicts of Interests

As shown in the table above, Mr. Nolte and Mr. Gayeski are responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s and Mr. Gayeski’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte and Mr. Gayeski may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte and Mr. Gayeski to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2021

Mr. Nolte has a minority equity stake in the Adviser and is also compensated by salary. The value of Mr. Nolte’s equity stake is affected by the financial results and profitability of SkyBridge as a whole, for which Mr. Nolte serves as a member of management.

Mr. Gayeski’s compensation is a combination of salary and discretionary bonus, including deferred compensation. The value of the discretionary bonus is affected by the financial results and profitability of SkyBridge as a whole. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2021

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Raymond Nolte	$ 500,001- $1,000,000
Troy Gayeski	$ 50,001- $100,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	6/2/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	6/2/2021

By (Signature and Title)*	/s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date	6/2/2021

*	Print the name and title of each signing officer under his or her signature.